Exhibit 10.56

Renminbi Loan Application (short term)
(Applicable to the Middle & Small Scale Enterprise Renminbi Loan)
No.: 2010 Yishui BOC Jieshen 018#

To: Bank of China Yishui Branch
  To meet the need of business operation, in accordance with the “Middle & Small Scale Enterprise Credit Line Granting Agreement” No.: 2010 Yishui BOC Jieshen 016# and “Attachment 1: Applicable to Renminbi Loan Operations (short term)”, the Applicant hereby applies for Renminbi short term loan. The rights and obligation caused by above action shall apply to the engagement of above agreement, attachment and this application.

Article 1: Loan Amount
The loan amount is:	(in words) Renminbi Two Million Yuan
(in number) 2,000,000.00

Article 2: Loan Period
The period is 12 months, starting from the loan fund drawdown date; If the fund is drawn by installments, it shall be starting from the first term drawdown date.

The applicant shall drawdown following strictly as scheduled; the actual drawdown date is later than scheduled date, the applicant shall repay the loan as scheduled by the application.
Article 3: Loan Purpose
The loan purpose is: working capital, cost for advertising and promotion
Article 4: Loan interest, interest computation and payment
4.1 Loan Interest rate
Fixed interest rate, in an annual rate of 6.116% remaining unchanged within the valid period of the application.
4.2 Interest computation
The interest shall be calculated from the drawdown date, according to the exact amount of the fund drawn and the exact using days.
4.3 Payment of Interest
The interest shall be paid by:
Paid by quarter, the 20th of the last month of the quarter shall be the interest computation day, the 21st shall be the payment day.

If the payment day of the last term is not on the above mentioned payment day, the last term repaid date shall be regarded as the payment day, on which the applicant pays up the payable interest.
4.4 Penalty Interest
4.4.1 If the applicant fails to carry out the payment on time, the penalty interest shall be charged on the overdue part of the loan in a penalty interest rate, until the loan principal and interest are paid up.

The penalty interest rate on the overdue loan shall be the rate under the Item 4.1 PLUS 50%.
4.4.2 If the applicant changes the loan purpose as stipulated, the mis-using penalty interest shall be charged on the mis-using part of the loan in a mis-using penalty interest rate from the date the loan is mis-used, until the loan is repaid up.
The mis-using penalty interest rate shall be the rate stipulated under Item 4.1 PLUS 100%.
4.4.3 The loan is overdue and mis-used, the interest shall be calculated based on the mis-using penalty interest rate.
4.4.4 If the applicant fails to pay the interest on time, in accordance with the interest payment stipulated under Item 4.3, the interest shall be calculated in the loan interest rate pursuant to Item 4.1 within the loan period; the loan is overdue, the compound interest shall be calculated in the Penalty interest rate pursuant to this item.
4.4.5 During the penalty interest and compound interest calculation, the loan lending interest incurs a adjustment, the above interest shall be calculated by terms from the date of adjustment.

Article 5: Date and Methods of Drawdown
5.1 The drawdown method and the date as following:
One-off drawdown on the date of 27-10-2010
5.2 The bank has the right to refuse to release the fund after the above drawdown date.

If the bank agrees to release the loan, it may has right to charge a commitment fee on the preferred drawdown in a rage of 0.03%; the part of the loan which the bank refuses to release, on which shall be charged the commitment fee in a rage of 0.03%.

Article 6: Loan Repayment
6.1 Except stipulated under another agreement, the applicant shall repay back the loan as following scheduled:

To repay up the loan in a lump sum at the expiration of the loan.

If the repayment schedule needs to be changed, the applicant shall submit a written application to the bank in 7 bank business days prior to the expiration of the loan, and it shall be confirmed by both parties in writing.
6.2 Except stipulated under another agreement, if the Applicant defaults on the loan principal and interest, the bank has the right to decide the repayment order of the loan principal or the interest; in the event of repaying by installments, there are many due or overdue loans under this application, the bank has the right to decide the repayment order of above loans; if there are many due loan contracts between the Applicant and the bank, the bank has the right to decide the repayment order of these loan contract.
6.3 Except stipulated under another agreement, if the Applicant decides to repay the loan ahead of schedule, shall inform the bank in writing in 7 bank business days advance. The fund shall be repaid to the latest due loan, following a reverse order of repayment.

The bank has the right to charge the compensation in a rate of 10% of the payment in advance.
6.4 The applicant shall carry out the repayment as following:
The Applicant shall deposit enough money in the repayment account in 2days prior to the due date of each payable term of principal and interest; the bank has the right to draw the above fund from the repayment account on the date of each due term of principal and interest.

The repayment account is: Shandong Longkong Travel Development Co., Ltd
Account No.:

Article 7: Warranties
7.1 The warranties of the debt under this application is:
This application is the Main contract under the “Pledge Contract of Middle & Small Scale Enterprise in a Maximum Amount”, Contract No.: 2010 Yishui BOC Gao e di 016#, signed between the guarantor Yishui Yinhe Tourism Developing Co., Ltd and the bank, which provides the warranties to the main contract.

This application is the Main contract under the “Guarantee Contract of Middle & Small Scale Enterprise in a Maximum Amount”, Contract No.: 2010 Yishui BOC Gao e di 016-1#, signed between the guarantor Mr. Zhang Shanjiu and the bank, which provides the warranties to the main contract.

This application is the Main contract under the “Guarantee Contract of Middle & Small Scale Enterprise in a Maximum Amount”, Contract No.: 2010 Yishui BOC Gao e di 016-2#, signed between the guarantor Junan Tianma Tourism Developing Co., Ltd and the bank.

This application is the Main contract under the “Guarantee Contract of Middle & Small Scale Enterprise in a Maximum Amount”, Contract No.: 2010 Yishui BOC Gao e di 016-3#, signed between the guarantor Yishui Yinhe Tourism Developing Co., Ltd and the bank.

This application is the Main contract under the “Guarantee Contract of Middle & Small Scale Enterprise in a Maximum Amount”, Contract No.: 2010 Yishui BOC Gao e di 016-4#, signed between the guarantor Yishui Underground Fluorescence Lake Tourism Developing Co., Ltd
7.2 If the Applicant or the Guarantors incur such events which the bank believes that may effect their contract performing abilities; or the guarantee contract become invalid, canceled or terminated; or the Applicant or guarantors incur a financial status worsening, or involved into a material lawsuit or arbitration; or other matters may cause the contract performing abilities; or the guarantors breach this Guarantee contract or other contract signed with the bank; or the guaranty incurs depreciation, damage, losses, sealed up, which causes the guarantee value decreasing or loss, in such events, the bank has the right to require the Applicant to provide a new warranty, to change guarantors and other actions to secure the debt under this contract.

Article 8: Attachment
The following attachment or other attachments which accepted by both parties shall be regarded as the inseparable part of the application, has the same legal effect with the application.
Renminbi Loan Drawdown Application (short term);

Applicant: Shandong Longkong Travel Development Co., Ltd (sealed)
Signed by Authorized Person: /s/ Zhang Shanjiu (signed)
Date: 27-10-2010

Bank Approval:  Approved  (and sealed by: BOC Yishui Branch)
Signed by Authorized Person/manager: /s/ Li Shiming (signed)
Date: 27-10-2010

CONTRACT
OF
MORTGAGE OF MAXIMUM AMOUNT
FOR MIDDLE & SMALL SCALE ENTERPRISE
Yishui BOC Gao-di 2010-016#

MORTGAGOR:	YISHUI YINHE TOURISM DEVELOPING CO., LTD

BUSINESS LICENCE NO.:	371323200002487

CORPORATE REPRESENTATIVE:	CHEN JIASHU

ADD:	WEST TO YIBO RD. YISHUI COUNTY (THE CROSS OF GREAT YIHE RIVER AND LITTLE YIHE RIVER JOINT)

ZIP:	276400

ACCOUNT BANK AND ACCOUNT:	YISHUI INDUSTRIAL AND COMMECIAL BANK

TEL: 0539-2226899	FAX: 0539-2226899

MORTGAGEE:	BANK OF CHINA YISHUI BRANCH

CORPORATE REPRESENTATIVE:	YANG ZAIZHI

ADD:	66# CHANGAN RD. YISHUI COUNTY

ZIP:	276004

TEL: 0539-2252559	FAX: 0539-2266158

To guarantee the Main Debt under the Main Contract describing in Article I in this contract to be carried out, the Mortgagor agreed to provide Mortgage for the Main Debt with the property listed on Guaranty List attached to the Contract; and the Guarantor has the right of disposal to the property. The Contract is made out base on an equal negotiation between Mortgagor and Mortgagee. The words explanation shall be in accordance with the Main Contract with an exception that agreed in another agreement.

I.  Main Contract

The main contract of this contract is:

The contracts signed between Mortgagee and the Debtor Shandong Longkong Travel Development Co., Ltd from 29-9-2009 to 29-9-2013. including Loan contract, trade financing contract, guarantee letter, capital business and other credit guarantee contracts (refers in general: single contract), and the amendment and supplement of above contracts, in which the contracts are pointed as the Main Contract under the items of this Contract by all parties.

II.  Main Creditor’s Right and Duration.

The Main Creditor’s Right means the actual credit’s right occurs in such duration with an exception that stipulated in another agreement or by laws.

Date from 29-9-2010 to 29-9-2013, under Article I of the Contract.

III.  Maximum Amount of Guarantee.

1.  The maximum amount of the Creditor’s Right guaranteed under the contract.
Currency:                             RENMINBI
(In words):                           TWENTY MILLIOM YUAN
(In number):                         20,000,000.00

2. The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by Guarantor;
Other expenses payables.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.  Guaranty

The Guaranty to see “Guaranty list”

Within the period of mortgage, the guaranty is damaged or lost, Any compensation or supplement shall be paid off the debt under Main Contract ahead of schedule. if the period of the guarantee of creditor’s right not expired, the Creditor may draw above funds.

V.  Mortgage Registration

The mortgage registration is required, Mortgagor and Creditor shall carry out the mortgage registration with registry authorities in 10 days after the Contract is Signed.

VI.  The Possession and Keeping

The Guaranty shall be possessed and kept by Mortgagor, and the document of rights shall be kept by Mortgagee. The Mortgagor agreed to accept the examination from the Mortgagee, the agent or person that entrusted by Mortgagee. The positive assistance shall be provided by Mortgagor.

The Mortgagor shall take a good care, keeping, maintenance of the Guaranty, to ensure the Guaranty is safe and complete; if any service needed related to the Guaranty, the mortgagor shall carry it out in time and bear the cost.

Without consent in writing from Mortgagee, the Mortgagor shall not partly or totally transfer, rent, lend out, distribute based on asset, rebuild, reconstruct or dispose the Guaranty partly/totally in any other ways; if approved in writing by Mortgagee, the money got from disposal of Guaranty shall be repaid the debt or be drawn from a third party that engaged by Mortgagor in advance.

VII.  Settlement of Depreciation of Guaranty

Before the Main Debt under the Contract is repaid completely, the actions that Mortgagor takes may decrease the value of the Guaranty, the Mortgagee has the right to request the Mortgagor stopping such actions. The value of Guaranty has decreased, the Mortgagee has the right to require Mortgage to recover the decreased portion or provide another Guarantee that the value equal to the decreased portion and accepted by the Mortgagee. Neither recovering the decreased portion nor providing another Guarantee by Mortgagor, the Mortgagee may request the Debtor to repay the debt in advance, if the debtor fails to repay, the Mortgagee may claims the right of Mortgage.

Non-accessible or depreciation caused by nature disaster, accident, tortuous act or other matters, the Mortgagor shall take necessary actions to prevent the loss from worsening, and inform the Mortgagee in writing.

VIII.  Yield

The Debtor failed to fulfill the debt repayment or other events that realizing the mortgage right occurred under the Contract, and cause the Guaranty is sealed up by a people’s court, in such event, the Mortgagee may collect the natural fruits and legal fruits of the sealed up Guaranty from the date when it is sealed up.

The yield that describing in previous paragraph shall be paid to the cost of collecting.

IX.  Insurance of Guaranty. (Optional cause, select 2; 1. applicable, 2. non-applicable)

The Mortgagor shall provide insurance to the Guaranty with an insurance company accepted by both parties, the insurance code and the period of insurance shall be set by both parties, the insurance amount shall be not less than the estimated value, the content of the Policy shall be accepted by Mortgagee without any restricted articles with influence over Mortgagee.

Before the Main Debt is repaid completely under the Contract, the Mortgagor shall not suspend, terminate, amend or change Policy, and any necessary reasonable action shall be carried out to ensure the Policy remain valid under the Contract. If the Mortgagor doesn’t insure the Guaranty or breaks above agreement, the Mortgagor may decide to insure the Guaranty or renew the insurance, the cost of insurance shall be taken by Mortgagor, and any loss caused by above event shall be debited on Debtor’s Debt account.

In __ days after the Contract signed, the Mortgagor shall deliver the original policy of guaranty, and transfer the claiming right in the event that insurance matter occurs to Mortgagee. The original policy shall be kept by Mortgagee before the Main Debt is repaid completely.

X.  Guarantee Obligation

The debtor fails to repay on the contract pay day or contract pay day in advance to Mortgagee as scheduled under the Main Contract, the Mortgagee may claim the Mortgage rights under the Contract or by laws, and has the priority of compensation under the maximum amount stipulated in article III of Contract.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Mortgagor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and approved by Mortgagee, and the date that Mortgagee requests Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

XI.  Ways to Realize Mortgage Right and Mortgage Duration

The Guarantee obligation becomes effective, the Mortgagee may claim the mortgage right to the due debt partly or totally, one item or more items of fund in accordance with stipulation by laws, regulations.

To each item of Main Debt, the Mortgagee shall claim the Mortgage right in duration of limits of legal action; if the debt is repaid by installment, the Mortgagee shall claim the Mortgage right before the date that the duration of limits of legal action expires of the last term of the debt.

XII.  Realizing the Mortgage Right

The Guarantee obligation becomes effective, the Mortgagee may discount the Guaranty by an agreement with Mortgagor or, by auction or sale to repay the Main Debt with a priority. If fails to reach an agreement relate to above matter, the Mortgagee may go to court to get the Guaranty disposed by auction, sales.

The fund got from disposal of the Guaranty, shall be paid to the cost of disposal and the expenses shall be paid or compensated to the Mortgagee with a priority, the rest shall be paid to the Main Debt.

Any other co-existent Mortgage or Guarantee of Security for thing related to the Main Debt besides this contract, shall have no influence to any right and obligation under the Contract, the Mortgagor shall not plead against Mortgagee based on it.

XIII. Relation between this Contract and Main Contract

If Main Contract contains of the Agreement of Credit Line/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Mortgagee. Without the consent or the Mortgagee rejects, the Mortgagor shall only take the responsibility for the Main Debt occurs during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract.

To modify other contains or Items of the Agreement of Credit Line/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Mortgagee, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with a prior consent from both Mortgagee and Mortgagor.

Any other co-existent Mortgagee related to the Guaranty under this Contract, without above other Mortgagee’s consent in writing, the modification above mentioned shall not cause any disbennifit influence over them.

Without the consent from the Mortgagor, the Mortgagee may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and Mortgagor’s guarantee obligation remains unchanged. And the Mortgagor shall provide assistance to Mortgagee or the third party to complete procedure of transferring mortgage right or registering required by laws.

XIV.  Statement and Commitment

The Mortgagor states and commits as following:

 1. The Mortgagor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Mortgagor has the power to handle it assets used in business operation

2.  The Mortgagor shall ensure that no co-existent owner related to the Mortgage, otherwise, a writing consent shall be obtained from above co-existent owner. The Mortgagor shall deliver the writing consent to Mortgagee before signing the Contract.

3. The Mortgagor is at its option to sign and perform this contract. It is the Mortgagor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Mortgagor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Signing the contract and carrying out it shall not breach its article of corporation or regulations or contracts. The Mortgagor shall obtained or being obtained all necessary approval, permit, filed archive or registration for the Mortgage.
4. All documents, materials, reports and certificates provided to the Mortgagee by the Mortgagor for consummation of the contract is true, real, complete and effective.

5. The Mortgagor shall not hide any Security Interest on the Guaranty from the Mortgagee before the Contract is signed.

6. If any, new security interest occurs to the Guaranty, the Guaranty is sealed up or involved into a material lawsuit or arbitration, the Mortgagor shall inform the Mortgagee in time.

7. If the Guaranty is a project under construction, the Mortgagor shall commit that there is no a third party with a priority of compensation; if any, the Mortgagor shall commit to obtain a writing statement from above third party to give up the priority of compensation. And deliver the writing statement to the Mortgagee.

XV. Contracting Fault

After the contract signed, the Mortgagor refuses to process or delays the Mortgage registration or other reasons, cause the contract unable to carry out, unable to set the Mortgage, in such event, it shall be concluded a contracting fault. The loss caused to Mortgagee shall be taken by Mortgagor with a compensation responsibility.

  XVI. Disclosure of Related Party and Related Transaction to Guarantor in a Group.

Both parties agreed to pursuant to item 2 as following:

1.	The Mortgagor shall not be the Group Client defined in “Commercial Bank Credit Risk Management Group Client Guidance” (refers: Guidance).

2.	The Mortgagor is a Group Client that defined in Guidance.

In accordance with Article XIIV of the Guidance, the Mortgagor shall report the related party transaction of the value exceed 10% of net assets, including relation among related party, purpose of transaction, nature of the transaction, transaction amount and the ratio to the asset, pricing policy (including a transaction with a amount or a symbolistic amount.)

XVII. Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

1.	The Mortgagor breach the Contract, presume to transfer, rent, lend out, distribute in kind, rebuild, reconstruct or dispose the Guaranty partly/totally in other ways.

2.	Any action the Mortgagor takes may cause an influence on Mortgagee to dispose the Guaranty under the article of Contract or by laws.

3.	A depreciation of the Guaranty occurs as describing in Article VII of the Contract, and the Mortgagor fails to recover the value of the Guaranty or provide another Guarantee.

4.	The statements under the Contract from the Mortgagor are not true, or Mortgagor breaks the commits under the Contract.

5.	The Mortgagor breaks the other obligation of the Contract.

6.	Such events occur to Mortgagor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

7.	The Mortgagor breaks agreements among Mortgagor and Mortgagee and the other organizations of Bank of China CO., Ltd.

In such above events, the Mortgagee may take the following actions separately or together in accordance with the fact.

1.	Require the Mortgagor to correct their breaches.

2.	Adjust, suspend or terminate the Mortgagee’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Mortgagor and Mortgagee, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Mortgagor and Mortgagee.

6.	Claim a compensation to the Mortgagor of loss caused by the Mortgagor’s breaches.

7.	Claim the Mortgage right.

8.	Other actions that Mortgagee may believe that is necessary

XVIII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIX. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XX. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XXI. Expense

The Mortgagor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XXII. Appendixes

The following document and all the appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XXIII. Other provision

1.	The Mortgagor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Mortgagee.

2.
The Mortgagor shall accept that, when it is needed, the Mortgagee relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Mortgagee have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XXIIII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. If Mortgage registration is needed, the contract shall be effective from the date when the registration is completed. The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal effect.

MORTGAGOR :	(seal) YISHUI YINHE TOURISM DEVELOPING CO., LTD (sealed)

Signature:	CHEN JIASHU (signed)
(Signed by corporate representative)

Date:	28-9-2010

MORTGAGEE (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	28-9-2010

Attachment:
Pledge List
2009 BOC Yishui Gao 017#

Description of Pledge	Quantity (㎡)	Estimated Value/pledge value (MillionYuan)	Ownership/ Certificate No.:	Location	Registry
Tenure	19,799	16.25/8	Yiguoyong: 2009-042#	Near the Cross of Big &small Yihe River	Yishui county Land Board
Tenure	33,000	26.66/12	Yiguoyong 2009-090#	Near the Cross of Big &small Yihe River	Yishui county Land Board

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
FOR MIDDLE &SMALL SCALE ENTERPRISE
2010 Yishui BOC Gao-bao- 016-1#

Guarantor:	ZHANG SHANJIU

Add:	12# SHUANGCHENG RD. YISHUI COUNTY SHANDONG PROVINCE

Zip:	276400

Tel: 0539-2226899	Fax: 0539-2226899

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip: 276400

Tel: 0539-2252736

Fax: 0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.  Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line of Middle & Small Scale Enterprise No.:2010 Yishui BOC E-016#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd.

II.  Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.  Maximum Amount of Guarantee

1.  The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    TWENTY MILLION YUAN
(In number)  20,000,000.00 Yuan

2.  The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.  Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.  Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.  Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.  Relation between this Contract and Main Contract

If Main Contract contains of the GrantingAgreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.  Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Signing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.  Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XI.  Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.  The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	ZHANG SHANJIU

Signature:	ZHANG SHANJIU (signed)
(Signed by corporate representative)

Date:	28-9-2010

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	29-9-2010

Consent Commitment of Guarantor’s Wife
For Providing the Joint Abilities Guarantee by Guarantor

To: Bank of China Yishui Branch

I hereby agree that my husband Zhang shanjiu (Guarantor) may provide the joint abilities guarantee to Bank as to the Guarantee Contrac in A Maximum Amount No.: 2010 Yishui BOC Gao-bao-016-1 signed between the Borrower Shandong Longkong Travel Development Co., Ltd and the Bank. The maximum Guarantee Amount shall not exceed RMB twenty million Yuan and other relevant interest and costs or expenses related to the Guarantee Contract, the Guarantee period shall be 12 months.

This commitment shall be valid until the Borrower repays up the loan including the loan principal and interest.

Signature: Chen Rongxia (signed)
(Signed by Guarantor’s Wife)
Date: 28-9-2010

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
FOR MIDDLE &SMALL SCALE ENTERPRISE
2010 Yishui BOC Gao-bao- 016-2#

Guarantor:	JUNAN TIANMA ISLAND TOURISM DEVELOPING CO., LTD

Business License No.:	371327228013373

Corporate Representative/principal:	ZHANG SHANJIU

Account Bank and Account:	Junan ADBC

Add:	LAOPU TOWN JUNAN COUNTY

Zip:	276400

Tel: 0539-7837382	Fax: 0539-7837382

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip: 276400

Tel: 0539-2252736

Fax: 0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.  Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line of Middle & Small Scale Enterprise No.:2010 Yishui BOC E-016#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd.

II.  Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.  Maximum Amount of Guarantee

1.  The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    TWENTY MILLION YUAN
(In number)  20,000,000.00 Yuan

2.  The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.  Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.  Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.  Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.  Relation between this Contract and Main Contract

If Main Contract contains of the GrantingAgreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.  Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Signing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.  Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XI.  Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:
(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.  The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	JUNAN TIANMA ISLAND TOURISM DEVELOPING CO., LTD (sealed)

Signature:	ZHANG SHANJIU (signed)
(Signed by corporate representative)

Date:	28-9-2010

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	29-9-2010

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
FOR MIDDLE &SMALL SCALE ENTERPRISE
2010 Yishui BOC Gao-bao- 016-3#

Guarantor:	YISHUI YINHE TOURISM DEVELOPING CO., LTD

Business License No.:	371323200002487

Corporate Representative/principal:	CHEN JIASHU

Account Bank and Account:	ICBC Yishui Branch

Add:	WEST TO YIBO RD. YISHUI COUNTY

Zip:	276400

Tel: 0539-2226899	Fax: 0539-2226899

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip: 276400

Tel: 0539-2252736

Fax: 0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.  Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line of Middle & Small Scale Enterprise No.:2010 Yishui BOC E-016#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd.

II.  Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.  Maximum Amount of Guarantee

1.  The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    TWENTY MILLION YUAN
(In number)  20,000,000.00 Yuan

2.  The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.  Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.  Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.  Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.  Relation between this Contract and Main Contract

If Main Contract contains of the GrantingAgreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.  Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Signing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.  Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XI.  Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.  The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	YISHUI YINHE TOURISM DEVELOPING CO., LTD (sealed)

Signature:	CHEN JIASHU (signed)
(Signed by corporate representative)

Date:	28-9-2010

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	29-9-2010

CONTRACT
OF
GUARANTEE OF MAXIMUM AMOUNT
FOR MIDDLE &SMALL SCALE ENTERPRISE
2010 Yishui BOC Gao-bao- 016-4#

Guarantor:	YISHUI UNDERGROUND FLUERESCENCE LAKE TOURISM DEVELOPING CO., LTD

Business License No.:	371323228005879

Corporate Representative/principal:	LI HONGWEI

Account Bank and Account:	YISHUI RCC

Add:	NORTH TO SIMENDONG VILLAGE

Zip:	276400

Tel: 0539-2226899	Fax: 0539-2226899

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip: 276400

Tel: 0539-2252736

Fax: 0539-2266158

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.  Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line of Middle & Small Scale Enterprise No.:2010 Yishui BOC E-016#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Development Co., Ltd.

II.  Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.  Maximum Amount of Guarantee

1.  The Maximum amount of the guarantee contract:

Base currency: RENMINBI
(In words)    TWENTY MILLION YUAN
(In number)  20,000,000.00 Yuan

2.  The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.
Liquidated damage;
Compensation;
Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.
The loss caused by breaching contract by debtor;
Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.  Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.  Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.  Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.  Relation between this Contract and Main Contract

If Main Contract contains of the GrantingAgreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.  Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Signing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.
3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.  Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XI.  Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:
Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.  The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	YISHUI UNDERGROUND FLUERESCENCE LAKE TOURISM DEVELOPING CO.,LTD (sealed)

Signature:	LI HONGWEI (signed)
(Signed by corporate representative)

Date:	28-9-2010

CREDITOR (Seal):	BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)
(Signed by corporate representative)

Date:	29-9-2010

Supplement Agreement
of
Application for Renminbi Loan (short term)
(Applicable to Middle & Small Scale Enterprise Renminbi Loan)
No.: 2010 Yishui Boc Jie-shen-bu-018#

Party A:	Shandong Longkong Travel Management Co., Ltd

Business License No.:	371323228005080

Legal Representative/Principal:	Zhang Shanjiu

Account Bank and Account:	BOC Yishui Branch

Add:	West to Yongfu Village Yaodianzi Town Yishui County

Zip:	276400

Party B:	Bank of China Yishui Branch

Legal Representative/Principal:	Yang Zaizhi

Add:	66# Changan Rd. Yishui County Shandong province

Zip: 276400

In accordance with the “working capital Loan temporary regulations” issued by China banking system supervision cooperation, to develop the friendly, multi-benefit cooperation relationship, based on the voluntary, equal, multi-benefit, faithful principal, the both parties reach the supplement agreement of the “Application of Loan (short term)” No.: 2010 Yishui Boc Jie-shen-018#, which shall be the inseparable part of the above application. If any supplement collides with former contract, the clause of the contract shall be regarded as the final resolution.

Article 1:

Through consultations, both parties agrees and makes the engagement as to the loan repayment under the “Application of Renminbi Loan (short term)” No.: 2010 Yishui Boc Jie-shen-018# as following:

The agreement amount of above loan shall be paid by lender on consignment. The loan with a confirmed payee and the amount exceed RMB Five Million Yuan, the lender, in accordance with the agreed loan purpose,  shall examine whether the payee and payable amount and etc under the “Application of Rminbi Loan (short term)” (see attachment) are meet the requirement of relevant business contract. After the examination approved by the lender, the loan fund shall be release to the borrower’s payee through the loan releasing account.

The payment of the loan which is not belongs to above mentioned paying on consignment shall be: Paid on borrower’s free will.

During the loan releasing, if the borrower incurs credit status dropping down, main business revenue worsening, loan fund using is out of the way, or the breach events described under the “Application of Renminbi Loan (short term)” and the relevant Credit Line Granting Agreement, in such event, the lender has the right to change the loan fund releasing method with a notice to the borrower.

Any payment using the loan fund shall be not out of the scope of the loan purpose; and the loan fund shall not be used on the purpose of which the bank fund is prohibited by the requirement of the laws, regulations and supervision regulations.

The lender shall not break above stipulations, and shall not evade the payment on consignment in the way of break up the whole loan fund into parts.

Article 2:

2.1 The borrower shall open the following account with borrower as Loan Releasing Account so as to releasing or paying the loan through it.

  Account:     Shandong Longkong Travel Development Co., Ltd
  Account No.:

2.2 The borrower shall open such following account with borrower as Loan Repayment account as to repay back the loan fund. The borrower shall provide the money transferring status of the account in time. The Lender has the right to require the borrower to provide the explanation of the fund in a large sum or the abnormal flowing through the account, and has the right to supervise the account.

  Account:    Shandong Longkong Travel Development Co., Ltd
  Account No.:

Article 3: Representations and Warranties

3.1 The borrower shall provide the loan using record and documents as required by the lender in time.

3.2 The borrower shall cooperate with the Lender to manage the loan fund payment, after-release loan maintenance and relevant examination.

3.3 Carrying out investment, exact increasing debt finance and etc material events shall get consent from the Lender.

3.4 The Lender has right to draw back the loan ahead of schedule in accordance with the status of the loan fund repayment.

Article 4:

During processing of the breach events described under the Clause 10 of the Credit Line Granting Agreement No.: 2010 Yishui Boc-E-016 related to the “Application of Renminbi Loan (short term)”, any additional event as following shall be regarded as the Borrower’s breaches event under the Credit Line Granting Agreement:

4.1 Loan fund paying not pursuant to the agreed methods

4.2 The material crossing breaches events rising out.

4.3 Other events in which breaches the stipulations under the Loan Contract.

4.4 The fund in a large sum or the abnormal flowing through the Loan repayment account, and the borrower could not provide the reasonable explanation to that.

Article 5: Becomes Effective

This agreement shall be effective on the date when it is signed and sealed by both Parties.

This agreement is made out in 3 duplicates, each for both Parties, 1 for Guarantor (if any), has the same legal effect.

Party A: (seal)	Shandong Longkong Travel Development Co., Ltd (sealed)

Authorized Signatory:	Zhang Shanjiu (signed)

Date:	27-10-2010

Party B: (seal)	Bank of China Yishui Branch (sealed)

Authorized Signatory:	Yang Zaizhi

Date:	27-10-2010